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                                                                       Exhibit 1

                            OAK HILL FINANCIAL, INC.


                           1,006,250 Common Shares(1)


                             UNDERWRITING AGREEMENT


                                                                     July , 1998


McDONALD & COMPANY SECURITIES, INC.
ADVEST, INC.
As Representatives of the Several Underwriters
  named in Schedule B hereto
c/o McDONALD & COMPANY SECURITIES, INC.
McDonald Investment Center
800 Superior Avenue
Cleveland, Ohio  44114-2603

Gentlemen:

         Oak Hill Financial, Inc. (the "Company"), the holding company of Oak Hill Banks (the "Bank"), and Evan E. Davis, John D. Kidd, Richard P. LeGrand and Donna J. Lloyd (each a "Selling Shareholder" and collectively, the "Selling Shareholders") hereby confirm their agreement with you as follows:

         1. Underwriters and Representatives. The term "Underwriters," as used herein, will mean and refer collectively to you and the other Underwriters named in Schedule B annexed hereto, and the term "Representative" will refer to you in your capacity as a representative of the Underwriters for the offering of the Common Shares, without par value, of the Company (the "Common Shares") referred to herein. Except as may be expressly set forth below, any reference to you in this Agreement shall be solely in your capacity as a Representative.

         2. Shares Offered. The Selling Shareholders as set forth on Schedule A propose to sell to the several Underwriters as set forth on Schedule B an aggregate of 875,000 authorized and issued Common Shares. Such 875,000 Common Shares proposed to be sold by the Selling Shareholders are hereinafter referred to as the "Firm Shares." The amount of Common Shares proposed to be sold

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         (1) Includes an option to purchase from the Selling Shareholders up to
131,250 additional Common Shares, solely to cover over-allotments.
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by each Selling Shareholder is reflected in Schedule A hereto. In addition, the
Selling Shareholders propose to grant to the Underwriters an Option (as hereinafter defined) to purchase up to an additional 131,250 issued outstanding Common Shares (the "Option Shares") on the terms and for the purposes set forth in Section 5(b) hereof. The Firm Shares and the Option Shares are hereinafter sometimes together called the "Shares," and the Shares are more fully described in the Registration Statement and Prospectus (as hereinafter defined).

         3. Representations and Warranties of the Company. The Company represents and warrants to the Underwriters that:

                  (a) The Company has prepared a Registration Statement on Form S-3 (File No. 333-56463)relating to the Shares, including a Preliminary Prospectus (as hereinafter defined), in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules, regulations and instructions (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has filed such Registration Statement with the Commission. The Company complies with the conditions for the use of Form S-3. One or more amendments to such Registration Statement, including, in each case, a revised Preliminary Prospectus, have been so prepared and filed. If such Registration Statement has not become effective as of the execution and delivery of this Agreement, and the filing of a further amendment (the "Final Amendment") to such Registration Statement is necessary to permit such Registration Statement to become effective, such amendment will be filed promptly by the Company with the Commission. If such Registration Statement has become effective and any post-effective amendment has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent post-effective amendment has been declared effective by the Commission. If such Registration Statement has become effective and the Prospectus included as part of the Registration Statement at the time it became effective omitted information permitted to be omitted by Rule 430A of the Rules and Regulations ("Rule 430A Information"), a final Prospectus (the "Rule 430A Prospectus") containing all required Rule 430A Information will promptly be filed by the Company pursuant to Rule 424(b) of the Rules and Regulations.

                  The term "Preliminary Prospectus" as used herein means any form of prospectus (as referred to in Rule 430 of the Rules and Regulations) with respect to the Shares included, at any time, as part of such Registration Statement or filed with the Commission, pursuant to Rule 424(a) of the Rules and Regulations, prior to such Registration Statement being declared effective. The Registration Statement referred to in this Section 3(a), as amended at the time that it becomes or became effective, or, if applicable, as amended at the time the most recent post-effective amendment to such Registration Statement filed with the Commission prior to the execution and delivery of this Agreement became effective, including financial statements and all exhibits and other information (whether filed or incorporated by reference) deemed to be part thereof at such time pursuant to Rule 430A of the Rules and Regulations is herein called the "Registration Statement." The final Prospectus relating to the Shares in the form first filed with the Commission pursuant to Rule 424(b)(1) or (4) of the Rules and Regulations or, if no such filing is required, the form of final

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         prospectus included in the Registration Statement at the Effective Date
         (as hereafter defined) is herein called the "Prospectus." The date on which the Registration Statement becomes effective is hereinafter called the "Effective Date." As used herein, the terms "Registration Statement", "Prospectus" and "Preliminary Prospectus" shall include in each case the documents, if any, incorporated by reference therein.

                  (b) When the Registration Statement becomes effective, and at all subsequent times to and including the Closing Time (as hereinafter defined) and at the Option Exercise Time (as hereinafter defined), or for such longer period as the Prospectus may be required by the Act or the Rules and Regulations or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the rules and regulations promulgated thereunder to be delivered in connection with sales of the Shares by the Underwriters or a dealer, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto; provided, however, that no amendment or supplement to the Registration Statement or the Prospectus shall be made without prior consultation with you) will comply with the requirements of the Act and the Rules and Regulations, will contain all statements required to be stated therein in accordance with the Act and the Rules and Regulations, will not contain an untrue statement of a material fact and will not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon and made in conformity with written information furnished to the Company through or on behalf of an Underwriter specifically for inclusion therein.

                  (c) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus with respect to the Shares and has not instituted or, to the Company's knowledge, threatened to institute any proceedings with respect to such an order. Each Preliminary Prospectus, when filed with the Commission, conformed in all material respects with the requirements of the Act and the Rules and Regulations and, as of its date, did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this sentence do not apply to statements or omissions in each such Preliminary Prospectus based upon and made in conformity with written information furnished to the Company through or on behalf of an Underwriter specifically for inclusion therein.

                  (d) The documents incorporated by reference into the Preliminary Prospectus, the Prospectus or the Registration Statement heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such document was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder, any additional documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act and the

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         rules and regulations promulgated thereunder; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of material fact or omitted to state a material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and no additional document so filed, when it is filed will contain an untrue statement of material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (e) The Company is, and at the Closing Time and at the Option Exercise Time will be, a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio. The Company has, and at the Closing Time and at the Option Exercise Time will have, the power and authority (corporate, governmental, regulatory and otherwise) and has or will have all necessary approvals, orders, licenses, certificates, permits and other governmental authorizations (collectively, the "Authorizations") to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus, except where the failure to have any Authorization would not have a material adverse effect on the condition (financial or otherwise), assets, business, properties, prospects or results of operations of the Company and its Subsidiaries, taken as a whole (a "Material Adverse Effect"). The Company is, and at the Closing Time and at the Option Exercise Time will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions (i) in which the nature of the activities conducted by the Company requires such qualification and
         (ii) in which the Company owns or leases real property, except where the failure to be so licensed or qualified would not have a Material Adverse Effect. The Articles of Incorporation and Code of Regulations of the Company comply in all material respects with applicable law. A complete and correct copy of the Articles of Incorporation and the Code of Regulations of the Company, in each case as amended and as currently in effect, have been delivered or made available to you or your counsel, and no changes therein will be made subsequent to the date hereof and prior to the expiration of the Option. Action Finance Company, an Ohio corporation ("Action"), and the Bank (each a "Subsidiary" and collectively, the "Subsidiaries") are the only subsidiaries of the Company.

                  (f) The Bank is, and at the Closing Time and at the Option Exercise Time will be, a bank duly organized, validly existing and in good standing under the laws of the State of Ohio. The deposit accounts of the Bank are insured up to applicable limits by the Federal Deposit Insurance Corporation (the "FDIC"), and no proceedings for the termination or revocation of such insurance are pending or, to the knowledge of the Company or the Bank, threatened. The Bank has, and at the Closing Time and at the Option Exercise Time will have, the power and authority (corporate, governmental, regulatory and otherwise) and has or will have all necessary Authorizations to own or lease all of the assets owned or leased by it and to conduct its business as described or incorporated by reference in the Registration Statement and the Prospectus, except where the failure to have any Authorization would not have a Material Adverse Effect. The Bank is, and at the Closing Time and at the Option

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         Exercise Time will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions (i) in which the nature of the activities conducted by the Bank requires such qualification and (ii) in which the Bank owns or leases real property, except where the failure to be so licensed or qualified would not have a Material Adverse Effect. The Articles of Incorporation and Code of Regulations of the Bank comply in all material respects with applicable law. A complete and correct copy of the Articles of Incorporation and the Code of Regulations of the Bank, in each case as amended and as currently in effect, have been delivered or made available to you or your counsel, and no changes therein will be made subsequent to the date hereof and prior to the expiration of the Option.

                  (g) Action is, and at the Closing Time and at the Option Exercise Time will be, a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio. Action has, and at the Closing Time and at the Option Exercise Time will have, the power and authority (corporate, governmental, regulatory and otherwise) and has or will have all necessary Authorizations to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus, except where the failure to have any Authorization would not have a Material Adverse Effect. Action is, and at the Closing Time and at the Option Exercise Time will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions (i) in which the nature of the activities conducted by the Action requires such qualification and (ii) in which Action owns or leases real property, except where the failure to be so licensed or qualified would not have a Material Adverse Effect. The Articles of Incorporation and Code of Regulations of Action comply in all material respects with applicable law. A complete and correct copy of the Articles of Incorporation and the Code of Regulations of Action, in each case as amended and as currently in effect, have been delivered or made available to you or your counsel, and no changes therein will be made subsequent to the date hereof and prior to the expiration of the Option.

                  (h) This Agreement has been duly and validly authorized, executed and delivered on behalf of the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, except as rights to indemnity and contribution hereunder may be limited by applicable law. This Agreement and the resolutions of the Board of Directors authorizing the same will be maintained continuously as an official record of the Company consistent with the provisions of 12 U.S.C. Section 1823(e).

                  (i) At the Closing Time and at the Option Exercise Time, the Company will be authorized to issue only 5,000,000 Common Shares, 1,500,000 preferred shares, $.01 par value per share (the "Voting Preferred Shares") and 1,500,000 non-voting preferred shares (the "Non-Voting Preferred Shares"), and at the Closing Time and the Option Exercise Time will have issued and outstanding, fully paid and nonassessable, ________________ Common Shares and no Voting Preferred Shares or Non-Voting Preferred Shares. At the Closing Time

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         and at the Option Exercise Time, the Company will have authorized and reserved for issuance pursuant to the exercise of options and warrants only _______ Common Shares, pursuant to the Company's Amended and Restated 1995 Stock Option Plan (the "Stock Option Plan"), without giving effect to the exercise after the date hereof of any such options or warrants. Subsequent to the date hereof and prior to the Closing Time and the Option Exercise Time, the Company will not issue any securities. Except as contemplated by this Agreement and as set forth or incorporated by reference in the Registration Statement and the Prospectus, the Company does not have outstanding, and at the Closing Time and at the Option Exercise Time the Company will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell shares of capital stock or any warrants, convertible securities or obligations.

                  (j) The consolidated financial statements of the Company and the Bank (including the notes thereto) filed with and as part of the Registration Statement and the Prospectus, or incorporated by reference therein, fairly present the financial position of the Company and the Bank as of the respective dates thereof and the consolidated results of operations, cash flows and shareholders' equity of the Company and the Bank for the respective periods indicated, have been prepared in conformity with generally accepted accounting principles applied on a basis consistent with prior periods (except as otherwise described in the notes thereto), and comply as to form in all material respects with any applicable accounting requirements of the Commission and the FDIC. Grant Thornton, LLP (the "Company's Accountants"), who have audited and reported on such consolidated financial statements, is a firm of independent certified public accountants within the meaning of the Code of Professional Conduct of the American Institute of Certified Public Accountants, as required by the Act and the Rules and Regulations. The financial information and data set forth in the Prospectus are fairly presented and were prepared on a basis consistent with such financial statements or the books and records of the Company, as the case may be. No financial statements or schedules are required to be included in the Registration Statement or the Prospectus which are not included therein.

                  (k) The financial and statistical information and data set forth in the Prospectus under the captions "THE COMPANY," "SELECTED CONSOLIDATED FINANCIAL INFORMATION," "RISK FACTORS," "PRICE RANGE OF COMMON STOCK AND DIVIDENDS," "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS," and "SELLING SHAREHOLDERS" are true and correct in all material respects and, as to the financial information, are prepared on a basis consistent with the audited consolidated financial statements of the Company.

                  (l) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and at all times prior to the expiration of the Option, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) the Company has and will have conducted its business in substantially the same manner as on March 31, 1998; (ii) the Company has not incurred and will not have

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         incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business; (iii) the Company has not paid or declared and will not pay or declare any dividends or other distributions on its capital stock; and (iv) there has not been and will not have been any change in the capitalization of the Company or any other change which would have a Material Adverse Effect.

                  (m) There are no actions, suits or proceedings at law or in equity pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective assets or any of their respective officers or directors before or by any federal, state, county or local court, commission, regulatory body, arbitration panel, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding could have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is involved in any labor dispute nor, to the Company's knowledge, is any such dispute threatened, which dispute could have a Material Adverse Effect.

                  (n) Neither the Company nor the Bank is in violation of any rule or regulation of the Commission, the Board of Governors of the Federal Reserve System (the "Federal Reserve"), the Ohio Division of Banks (the "Division") or the FDIC, which would materially and adversely affect the condition (financial or otherwise), operations, business, assets or properties of the Company and the Bank, taken as a whole. Neither the Company nor the Bank is subject to any directive from the Federal Reserve, the Division or the FDIC to make any change in the method of conducting its business or affairs, and the Company and the Bank have conducted their business in compliance with all applicable statutes and regulations (including, without limitation, all regulations, decisions, directives and orders of the Federal Reserve, the Division and the FDIC), except where the failure to so comply would not have a Material Adverse Effect. Except as set forth or incorporated by reference in the Prospectus, there is not pending or, to the knowledge of the Company or the Bank, threatened any litigation, charge, investigation, action, suit or proceeding before or by any court, regulatory authority or governmental agency or body which, individually or in the aggregate, would affect the performance of the terms and conditions of this Agreement or the consummation of the transactions contemplated hereby or which, individually or in the aggregate, would have a Material Adverse Effect.

                  (o) There has been no material adverse change in the condition (financial or otherwise), assets, business, properties, prospects or results of operations of the Company and its Subsidiaries, taken as a whole, since the latest date as of which such condition is set forth or incorporated by reference in the Prospectus, except as referred to therein. The capitalization, assets, properties and business of the Company and the Bank conform in all material respects to the descriptions thereof contained or incorporated by reference in the Prospectus as of the date specified. Subsequent to the respective dates as of which information is given in the Prospectus, except as otherwise may be indicated therein, neither the Company nor the Bank has issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except borrowings in the ordinary course of

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         business, or entered into any other transaction not in the ordinary course of business, which is material in light of the businesses and properties of the Company and the Bank, taken as a whole. Neither the Company nor any of its Subsidiaries has any material contingent liabilities of any kind, except as set forth or incorporated by reference in the Prospectus.

                  (p) Except as set forth or incorporated by reference in the Prospectus, no material default (or event which, with notice or lapse of time, or both, would constitute a material default) exists on the part of either the Company or the Bank or, to their knowledge, on the part of any other party, in the due performance and observance of any term, covenant or condition of any agreement to which the Company or the Bank is a party and which is material to the condition (financial or otherwise) of the Company and the Bank, taken as a whole. Such agreements are in full force and effect, and no other party to any such agreement has instituted or, to the knowledge of the Company or the Bank, threatened any action or proceeding wherein the Company or the Bank is or would be alleged to be in default thereunder, under circumstances where such action or proceeding, if determined adversely to the Company or the Bank, would have a Material Adverse Effect.

                  (q) Neither the Company nor the Bank is in violation of its respective Articles of Incorporation or Code of Regulations, in each case as amended as of the date hereof, or is in default, in any material respect, in the performance of any material obligations, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness by which it is bound. The execution, delivery and fulfillment of the terms of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate or conflict with the respective Articles of Incorporation or the Code of Regulations of the Company or the Bank,
         (ii) violate, conflict with or constitute a breach of, or default (or an event which, with notice or lapse of time, or both, would constitute a default) under, any agreement, indenture or other instrument to which the Company or the Bank is a party, (iii) result in a breach or violation of any of the terms and provisions of, or constitute a default (or give rise to a state of facts which, with notice or lapse of time, or both, would constitute a default) under or result in the creation or imposition of any lien, charge or encumbrance upon the assets or properties of the Company or the Bank, pursuant to any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, letter of credit agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company or the Bank is a party or by which the Company, the Bank or any of their respective properties are bound, or (iv) violate or conflict with any governmental license or permit or any law, administrative regulation or authorization, approval, court decree, injunction or order; except such breaches, violations or defaults as would not have a Material Adverse Effect.

                  (r) The Company and its Subsidiaries have, and at the Closing Time and at the Option Exercise Time will have, complied in all material respects, except as described or incorporated by reference in the Prospectus, with all laws, regulations, ordinances and orders relating to public health, safety or the environment (including without limitation all laws, regulations, ordinances and orders relating to releases, discharges, emissions or disposals to

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         air, water, land or groundwater, to the withdrawal or use of groundwater, to the use, handling or disposal of polychlorinated biphenyls, asbestos or urea formaldehyde, to the treatment, storage, disposal or management of hazardous substances, pollutants or contaminants, or to exposure to toxic, hazardous or other controlled, prohibited or regulated substances), the violation of which would or might have a Material Adverse Effect on the consummation of the transactions contemplated by this Agreement. In addition, and irrespective of such compliance, neither the Company nor any of its Subsidiaries is subject to any liability for environmental remediation or clean-up, including any liability or class of liability of the lessee under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or the Resource Conservation and Recovery Act of 1976, as amended, which liability would or might have a Material Adverse Effect on the consummation of the transactions contemplated by this Agreement.

                  (s) The Company (i) keeps books, records and accounts that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company and the Bank, and (ii) maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Neither the Company nor any of its Subsidiaries has made any payment to any state, federal or foreign governmental officer or official or other person charged with similar public or quasi-public duties (other than payments required or permitted by the laws of the United States or any jurisdiction thereof.)

                  (t) The outstanding Common Shares have been duly authorized and validly issued, and are fully paid and nonassessable and not subject to preemptive rights. The holders of Common Shares will not be subject to personal liability for the obligations of the Company solely by reason of being such holders. The Common Shares and the Shares conform, and when the Registration Statement becomes effective and, at the Closing Time and at the Option Exercise Time, will conform, to all statements with regard thereto contained or incorporated by reference in the Registration Statement and the Prospectus.

                  (u) All of the issued and outstanding shares of capital stock of the Bank have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company, free and clear of any liens, charges, encumbrances or restrictions, except as set forth or incorporated by reference in the Prospectus. Except for shares of capital stock of the Bank and Action, the Company does not own, and at the Closing Time and at the Option Exercise Time will not own, any shares of capital stock or any other equity securities of any corporation or have any equity interest in any firm, partnership or other entity.

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                  (v) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the Act, the Exchange Act or under state securities or Blue Sky laws or except such as have been obtained.

                  (w) The Company and the Bank have good and marketable title to all properties and assets described in the Prospectus or any document incorporated by reference in the Prospectus as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in or referred to in the Prospectus or any document incorporated by reference in the Prospectus or such as would not have a Material Adverse Effect. The Company and the Bank have valid, subsisting and enforceable leases for the properties reflected in the Prospectus or any document incorporated by reference in the Prospectus as leased by them, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, moratorium, reorganization or other laws affecting creditors' rights generally.

                  (x) There is no document or contract of a character required to be described in the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. No statement, representation, warranty or covenant made by the Company in this Agreement or in any certificate or document required by this Agreement to be delivered to you is, was when made or, as of the Closing Time and the Option Exercise Time, will be, inaccurate, untrue or incorrect. No transaction has occurred between or among the Company or any Subsidiary and any of their respective officers, directors or shareholders or any affiliate of any such officer, director or shareholder that is required by the Act or the Rules and Regulations to be described in, and is not described in, the Registration Statement, the Prospectus or the documents incorporated by reference therein.

                  (y) The Company and its Subsidiaries own or possess all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets, applications and other unpatented or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Proprietary Rights") used in or necessary for the conduct of the business of the Company as now conducted and as proposed to be conducted as described in the Prospectus or the documents incorporated by reference in the Prospectus, except where the failure to own such Proprietary Rights would not have a Material Adverse Effect. The Company and its Subsidiaries have the right to use all Proprietary Rights used in or necessary for the conduct of their respective businesses without infringing the rights of any person or violating the terms of any licensing or other agreement to which the Company or any Subsidiary is a party and, to the Company's knowledge, no person is infringing upon any of the Proprietary Rights, except where the infringement of or lack of a right to use such Proprietary Rights would not have a Material Adverse Effect. Except as disclosed in the Prospectus or the documents incorporated by reference into the Prospectus, no charges, claims or litigation have been asserted or, to the Company's knowledge, threatened against the Company or any Subsidiary contesting the right of the Company or any Subsidiary to use, or the validity of, any of the Proprietary Rights or challenging or questioning the validity or effectiveness of any license or agreement pertaining thereto or asserting the misuse thereof, and, to the Company's knowledge, no valid basis exists for the assertion of any such charge, claim or litigation. All licenses and other agreements to which the Company or any Subsidiary is a party relating to Proprietary Rights are in full force and effect and constitute valid, binding and enforceable obligations of the Company or such Subsidiary and, to the Company's knowledge, the other parties thereto, subject in each case to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, as the case may be, and there have not been and there currently are not any defaults (or any event which, with notice or lapse of time, or both, would constitute a default) by the Company or any Subsidiary under any license or other agreement affecting Proprietary Rights used in or necessary for the conduct of the business of the Company or any Subsidiary, except for defaults, if any, which would not have a Material Adverse Effect. The validity, continuation and effectiveness of all licenses and other agreements relating to the Proprietary Rights and the current terms thereof will not be affected by the transactions contemplated by this Agreement.

                  (z) Neither the Company nor any Subsidiary is conducting or intends to conduct its business in a manner in which it would become an "investment company" as defined in Section 3(a) of the Investment Company Act of 1940, as amended.

                  (aa) All issuances and sales by the Company of its securities prior to the date hereof were either (i) registered under the Act, or
         (ii) exempt from registration under the Act, and all such issuances and sales complied in all respects with the provisions of all applicable federal and state securities laws. Except as set forth in or contemplated by the Prospectus, no holder of any securities of the Company has the right to require registration of any Common Shares or other securities of the Company because of the filing or effectiveness of the Registration Statement.

                  (bb) Neither the Company nor any of its officers or directors or affiliates (as defined in the Rules and Regulations) has taken or will take, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company or any action which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares.

                  (cc) The Company and the Bank have not, and at the Closing Time and at the Option Exercise Time will not have, incurred any liability for financial advisory, finder's or brokerage fees or agent's commissions in connection with the offer and sale of the Shares, this Agreement or the transactions hereby contemplated.

                  (dd) For each of the past ten years, the Company and the Bank have timely filed all federal, state, local and foreign income, employment, withholding, franchise and other tax returns required to be filed through the date hereof and have paid all taxes shown as due thereon or made adequate reserves for similar future tax liabilities. Except as disclosed or incorporated by reference in the Prospectus, no tax deficiency has been, nor does the Company have any knowledge of any tax deficiency which might be, asserted against the Company or the Bank by any taxing authorities, which would have a Material Adverse Effect.

                  (ee) All contracts and other documents required to be filed as exhibits to the Registration Statement have been filed with the Commission.

                  (ff) Neither the Company nor the Bank has engaged in any transaction in connection with which the Company or the Bank could be subject to either a civil penalty assessed pursuant to Section 502(i) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a tax imposed by Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"). No material liability to the Pension Benefit Guaranty Corporation has been, or is expected by the Company or the Bank to be, incurred by the Company or the Bank with respect to any pension plan subject to ERISA (a "Pension Plan"). There has been no "reportable event" within the meaning of Section 4043(b) of ERISA with respect to any Pension Plan and no event or condition which presents a material risk of the termination of any Pension Plan by the Pension Benefit Guaranty Corporation. Full payment has been made of all amounts which the Bank is required, under the terms of any Pension Plan, to have paid as contributions to such Pension Plan as of the date hereof, and no "accumulated funding deficiency," as defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, exists with respect to any Pension Plan.

                  (gg) The Company and the Bank are in compliance in all material respects with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and the regulations and rules promulgated thereunder.

                  (hh) To the knowledge of the Company and the Bank, (i) neither the Company, the Bank nor the employees of the Company or the Bank has made any payment of funds of the Company or the Bank as a loan for the purchase of the Shares or made any payment of funds prohibited by law, and (ii) no funds have been set aside to be used for any payment prohibited by law.

                  (ii) The Company and the Bank have not relied upon the Underwriters or their legal counsel or other advisors for any legal, tax or accounting advice in connection with the transactions contemplated by this Agreement.

         4. Representations and Warranties of the Selling Shareholders. Each of the Selling

Shareholders severally represents and warrants to the Underwriters and, except as to matters covered in subsection (e), to the Company that:

                  (a) Such Selling Shareholder has, and at the Closing Time and the Option Exercise Time, as the case may be, will have, good and marketable title to the Shares proposed to be sold by such Selling Shareholder hereunder on such date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares reflected on Schedule A as being sold by such Selling Shareholder hereunder, free and clear of all voting trust and/or buy-sell arrangements, liens, encumbrances, equities, claims, restrictions and community property rights, other than those created by the Power of Attorney (as hereinafter defined) and the Custody Agreement (as hereinafter defined) or this Agreement for the benefit of the Underwriters. Upon delivery of and payment for such Shares hereunder, the Underwriters will acquire good and marketable title thereto, free and clear of all voting trust and/or buy-sell arrangements, liens, encumbrances, equities, claims, restrictions and community property rights.

                  (b) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or which might be reasonably expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                  (c) Such Selling Shareholder (other than John D. Kidd) has executed and delivered a Power of Attorney (the "Power of Attorney") between the Selling Shareholder and John D. Kidd (the "Agent"), naming the Agent as such Selling Shareholder's attorney-in-fact (and, by the execution by the Agent of this Agreement, such Agent hereby represents and warrants that he has been duly appointed as attorney-in-fact by each of the other Selling Shareholders pursuant to the Power of Attorney) for the purpose of entering into and carrying out this Agreement, and the Power of Attorney has been duly executed by such Selling Shareholder and a copy thereof has been delivered to you.

                  (d) Such Selling Shareholder has deposited in custody, under a Custody Agreement (the "Custody Agreement"), with John D. Kidd, as custodian (the "Custodian"), certificates in negotiable form for the Shares to be sold hereunder by such Selling Shareholder, for the purpose of further delivery pursuant to this Agreement. Such Selling Shareholder agrees that the Shares to be sold by such Selling Shareholder on deposit with the Custodian are subject to the interests of the Company, the Underwriters and the other Selling Shareholders, that the arrangements made for such custody and the appointment of the Agent pursuant to the Power of Attorney are to that extent irrevocable, and that the obligations of such Selling Shareholder hereunder and under the Power of Attorney and the Custody Agreement shall not be terminated except as provided in this Agreement, the Power of Attorney or the Custody Agreement by any act of such Selling Shareholder, by operation of law, whether by the death or incapacity of such Selling Shareholder, or by the occurrence of any other event. If any Selling Shareholder should die or become incapacitated, or if any other event should occur before the delivery of the Shares hereunder, the documents evidencing Shares then on deposit with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event has not occurred, regardless of whether the Custodian shall have received notice thereof. The Agent has been authorized by such Selling Shareholder to execute and deliver this Agreement, and the Custodian has been authorized to receive and acknowledge receipt of the proceeds of sale of the Shares to be sold by such Selling Shareholder against delivery thereof and otherwise to act on behalf of such Selling Shareholder. The Custody Agreement has been duly executed by such Selling Shareholder and a copy thereof has been delivered to you.

                  (e) Each Preliminary Prospectus, insofar as it relates to each Selling Shareholder and, to the knowledge of each Selling Shareholder in all other respects, as of its date, has not included, and will not include, any untrue statement of a material fact and has not omitted or will not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement becomes effective, and at all times subsequent thereto, neither the Registration Statement nor the Prospectus, nor any amendment thereof of supplement thereto, as it relates to each Selling Shareholder, and, to the knowledge of each Selling Shareholder in all other respects, included or will include any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the immediately preceding clause shall not have any effect if information has been given by each Selling Shareholder to the Company and the Underwriters in writing which would eliminate or remedy any such untrue statement or omission; and provided, further, however, that the representations and warranties in this subsection (e) do not apply to statements or omissions in the Preliminary Prospectus, the Registration Statement or the Prospectus based upon and made in conformity with written information furnished to the Company through or on behalf of the Underwriters specifically for inclusion therein.

                  (f) Each Selling Shareholder will not sell, contract to sell or otherwise dispose of any Common Shares or any securities convertible into Common Shares for a period of 120 days after the Effective Date without the prior written consent of the Underwriters.

                  (g) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, each of the Selling Shareholders agrees to deliver to you, prior to or at the Closing Time, a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form of statement specified by Treasury Department regulations in lieu thereof).

         5. Purchase, Sale and Delivery of the Shares; Closing; Distribution.

                  (a)(i) On the basis of the representations and warranties set forth in this Agreement and subject to the terms and conditions herein set forth, the Selling Shareholders, severally and not jointly, agree to sell to the Underwriters 875,000 Firm Shares as reflected in Schedule A hereto, and the Underwriters, severally and not jointly, agree to purchase such 875,000 Firm Shares from the Selling
         Shareholders, at and for a price of $       per Share (the "Purchase
         Price"), only in those jurisdictions and in such amounts where due qualification and/or registration has been effected or an exemption from such qualification and/or registration is available under the applicable securities or Blue Sky laws of such jurisdiction. This agreement to purchase Shares only covers the initial sale of the Shares by the Underwriters and not any subsequent sale of such Shares in any trading market which may develop after the public offering.

                  (ii) Delivery of the Firm Shares shall be made to the Representatives at the offices of McDonald & Company Securities, Inc. ("McDonald & Company"), at McDonald Investment Center, 800 Superior Avenue, Cleveland, Ohio 44114-2603, or such other location as you and the Selling Shareholders shall agree, against payment by you of the purchase price therefor by delivery of certified or bank cashier's checks payable in next day funds to the order of each of the Selling Shareholders for the Shares sold by each of them, at 10:00 a.m., Cleveland time, on July , 1998, or on such other business day (Saturdays, Sundays and legal holidays in the City of Cleveland not being considered business days for the purposes of this Agreement) not later than the fourth full business day following the date of this Agreement as you shall determine and advise the Company by at least two full business days' notice in writing, which time and date are herein called the "Closing Time." Delivery of the Firm Shares shall be made in registered form in such name or names and in such denominations as you shall request by at least two full business days' notice in writing. The cost of original issue tax stamps and transfer stamps, if any, in connection with the issuance and delivery or sale of the Firm Shares by the Selling Shareholders to the Underwriters shall be borne by the Selling Shareholders. The Selling Shareholders will pay and save harmless each Underwriter, or its nominees, and any subsequent holder of the Firm Shares from any and all liabilities with respect to or resulting from any failure or delay in paying federal or state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the sale by the Selling Shareholders to such Underwriter of the Firm Shares or any portion thereof.

                  (iii) The Selling Shareholders, through their Custodian, will make the certificates for the Firm Shares available to you for examination at such offices as you shall designate, not later than 2:00 p.m., on the business day preceding the Closing Time.

                  (iv) The obligations of each Underwriter to purchase and pay for the Firm Shares shall be subject to compliance as of such date with all the conditions specified in Section 9 hereof and to the absence of any termination of this Agreement pursuant to

         Section 11.

                  (b)(i) The Selling Shareholders indicated on Schedule A, severally and not jointly, hereby grant to the Underwriters an option (the "Option") to purchase from such Selling Shareholders up to 131,250 Option Shares, at and for a price for each Option Share equal to the Purchase Price; provided, however, that the Option may be exercised only for the purpose of covering any over-allotments which may be made by you in connection with the distribution and sale of the Firm Shares.

                  (ii) The Option is exercisable by you in whole or in part at any time on or before 12:00 noon, Cleveland time, on the day prior to the Closing Time, and at any time thereafter during the period ending 30 days after the date of the Prospectus, by giving notice to the Company in the manner provided in Section 12 hereof, setting forth the number of Option Shares as to which the Option is being exercised, the name or names in which the certificates for such Option Shares are to be registered, the denominations of such certificates and the date of delivery of such Option Shares, which date, if not the Closing Time, shall not be less than two nor more than five business days after such notice.

                  (iii) Upon the exercise of the Option, the Selling Shareholders indicated on Schedule A shall sell to the Underwriters the number of Option Shares specified in the notice exercising the Option, and the Underwriters, on the basis of the representations and warranties of the Selling Shareholders contained herein and in each certificate and document contemplated under this Agreement to be delivered to you, but subject to the terms and conditions of this Agreement, severally and not jointly, shall purchase from such Selling Shareholders the number of Option Shares specified in such notice.

                  (iv) Delivery of the Option Shares with respect to which the Option shall have been exercised shall be made to the Representatives at the offices of McDonald & Company at McDonald Investment Center, 800 Superior Avenue, Cleveland, Ohio 44114-2603 or such other location as you and the Agent shall agree, against payment by you, as Underwriters, of the aggregate Purchase Price therefor to the Selling Shareholders indicated on Schedule A by certified or bank cashier's check or checks payable in next-day funds to the order of each of such Selling Shareholders in the amount to which such Selling Shareholders are entitled, at 10:00 a.m., Cleveland time, on the date and in the place designated in the notice given by you as above provided for, unless some other place, time and date is mutually agreed upon (such time and date being herein called the "Option Exercise Time"). The cost of original issue tax stamps or transfer stamps, if any, in connection with each issuance and delivery of the Option Shares by such Selling Shareholders to the Underwriters shall be borne by such Selling Shareholders. The Selling Shareholders indicated on Schedule A will pay and save harmless each Underwriter, or its nominees, and any subsequent holder of Option Shares from any and all liabilities with respect to or resulting from any failure or delay in paying federal and state stamp taxes, if any, which may be payable or determined to be payable as a result of the sale by such Selling Shareholders to such Underwriters of the Option Shares or any portion thereof.

                  (v) The Selling Shareholders indicated on Schedule A, through their Custodian, will make the certificates for the Option Shares to be purchased at the Option Exercise Time available to you for examination at such offices as you shall designate, not later than 2:00 p.m., on the business day next preceding such Option Exercise Time.

                  (vi) The obligation of each Underwriter to purchase and pay for the Option Shares at the Option Exercise Time shall be subject to compliance as of such date with all the conditions specified in Section 9 hereof and to the absence of any termination of this Agreement pursuant to Section 11 hereof.

                  (c) Subject to the terms and conditions hereof, the Underwriters agree that (i) they will offer the Shares to the public as set forth in the Prospectus as soon after the Registration Statement becomes effective as may be practicable, (ii) they will offer and sell the Shares to the public only in those jurisdictions and in such amounts where due qualification and/or registration has been effected or an exemption from such qualification and/or registration is available under the applicable securities or Blue Sky laws of such jurisdiction, and (iii) the Shares will be offered and sold only in those jurisdictions where broker/dealer licensing has been obtained or where there is an exemption from such licensing. This agreement to offer Shares to the public only covers the initial sale of the Shares by the Underwriters and not any subsequent sale of such Shares in any trading market which may develop after the public offering.

         6. Registration Statement and Prospectus.

                  (a) The Company will deliver to you, without charge, two fully signed copies of the Registration Statement and of each amendment thereto (including all financial statements, exhibits and documents incorporated by reference) and the number of conformed copies of the Registration Statement and of each amendment thereto (including all financial statements and documents incorporated by reference, but excluding exhibits) as you may reasonably request.

                  (b) The Company has delivered to the Underwriters and to each of the dealers selected by you in connection with the distribution of the Shares (a "Selected Dealer" and, collectively, "Selected Dealers"), without charge, as many copies as you have requested of each Preliminary Prospectus heretofore filed with the Commission and will deliver to the Underwriters and to any Selected Dealer, without charge, on the Effective Date, and thereafter from time to time during the period in which the Prospectus is required by law to be delivered in connection with sales of Shares by an Underwriter or a dealer, as many copies of the Prospectus and any documents incorporated by reference (and, in the event of any amendment of or supplement to the Prospectus, of such amended or supplemented Prospectus) as you may reasonably request.

                  (c) The Company has authorized the Underwriters to use and to make available for use by prospective dealers the Preliminary Prospectuses and authorizes the Underwriters, all Selected Dealers and all dealers to whom any of such Shares may be sold by the Underwriters or by any Selected Dealer to use the Prospectus, as from time to time amended or supplemented, in connection with the sale of the Shares in accordance with the applicable provisions of the Act, the applicable Rules and Regulations and applicable state law until completion of the public offering of the Shares and for such longer period as you may request if the Prospectus is required to be delivered in connection with sales of the Shares by an Underwriter or a dealer.

         7. Covenants of the Company. The Company covenants and agrees with the Underwriters that:

                  (a) After the execution and delivery of this Agreement, the Company will not at any time, whether before or after the Effective Date, file any amendment of or supplement to the Registration Statement or the Prospectus of which you shall not previously have been advised and furnished with a copy, or which you or Vorys, Sater, Seymour and Pease LLP ("Counsel for the Underwriters") shall not have approved (which approval shall not be unreasonably withheld or delayed) or which is not in compliance with the Act or the Rules and Regulations.

                  (b) If the Registration Statement has not become effective, the Company will promptly file the Final Amendment with the Commission and will use its best efforts to cause the Registration Statement to become effective. If the Registration Statement has become effective, the Company will file the Rule 430A Prospectus or other Prospectus with the Commission as promptly as practicable, but in no event later than is permitted by Rule 424(b). The Company will promptly advise you (i) when the Registration Statement or any post-effective amendment thereto shall hereafter become effective, or any amendments or supplements to the Prospectus or any document which shall be incorporated by reference into the Prospectus shall have been filed with the Commission; (ii) of the nature and substance of any request of the Commission or any state or other regulatory body for any amendment or supplement of the Registration Statement or the Prospectus or for additional information;
         (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or prohibiting the offer or sale of any of the Shares or of the initiation of any proceedings for such purpose; (iv) of any receipt by the Company of any notification with respect to the suspension of qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (v) of the happening of any event during the periods in which the Prospectus is to be used in conjunction with the offer or sale of Shares which makes any statement made in the Registration Statement or the Prospectus untrue in any material respect or which requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. The Company will use its best efforts to prevent the issuance of any stop order or any order preventing or suspending the use of the Registration Statement or Prospectus and, if such order is issued, to obtain the lifting thereof as promptly as possible.

                  (c) The Company will prepare and file with the Commission, upon your request, any such amendments of or supplements to the Registration Statement or the Prospectus, in form satisfactory to Porter, Wright, Morris & Arthur ("Counsel for the Company"), as, in the opinion of Counsel for the Underwriters, may be necessary or advisable in connection with the distribution of the Shares or any change in the price at which, or the terms upon which, the Shares may be offered by you and will use its best efforts to cause the same to become effective as promptly as possible.

                  (d) The Company will comply with the Act, the Rules and Regulations and the Exchange Act, and the rules and regulations thereunder, so as to permit the continuance of sales of and dealings in the Shares under the Act and the Exchange Act. If at any time when a prospectus is required to be delivered under the Act an event shall have occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or not misleading in any material respect or to make the Prospectus comply with the Act and the Rules and Regulations, the Company will notify you promptly thereof and will, subject to the provisions of Section 7(a) hereof, file with the Commission an amendment or supplement which will correct such statement in accordance with the requirements of Section 10 of the Act and shall furnish to the Underwriters a reasonable number of copies of an amendment or amendments or of a supplement or supplements to the Prospectus (in form and substance reasonably satisfactory to Counsel for the Company and Counsel for the Underwriters) which shall amend or supplement the Prospectus so that, as amended or supplemented, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser of the Shares, not misleading. The Company will not file or use any amendment or supplement to the Registration Statement or the Prospectus of which the Underwriters have not first been furnished a copy or as to which the Underwriters shall reasonably object after having been furnished such copy. For the purposes of this subsection (d), the Company and the Bank shall furnish such information with respect to themselves as the Underwriters from time to time reasonably may request.

                  (e) The Company will comply with all of the provisions of any undertakings contained in the Registration Statement.

                  (f) The Company will take all reasonable actions to furnish to whomever you direct, when and as requested by you, all necessary documents, exhibits, information, applications, instruments and papers as may be required or, in the opinion of Counsel for the Underwriters, desirable in order to permit or facilitate the sale of the Shares. The

         Company will use its best efforts to qualify or register the Shares for sale under the so-called Blue Sky laws of such jurisdictions as you shall request, to make such applications, file such documents and furnish such information as may be required for such purpose and to comply with such laws so as to continue such qualification in effect so long as required for the purposes of the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation in any jurisdiction, and provided further that the Company shall not be required to file a consent to service of process in any jurisdiction in any action other than one arising out of the offering or sale of the Shares.

                  (g) During the period of two years commencing on the Effective Date, the Company will furnish to the Underwriters, in such quantity as the Underwriters may reasonably request, (i) within 90 days after the end of each fiscal year of the Company, either (A) a consolidated balance sheet of the Company and its then consolidated subsidiaries, and a separate balance sheet of each subsidiary of the Company, the accounts of which are not included in such consolidated balance sheet, as of the end of such fiscal year, and consolidated statements of operations, cash flows and changes in shareholders' equity of the Company and its then consolidated subsidiaries, and separate statements of operations, cash flows and changes in shareholders' equity of each of the subsidiaries of the Company, the accounts of which are not included in such consolidated statements, for the fiscal year then ended, all in reasonable detail, prepared in accordance with generally accepted accounting principles, consistently applied, and all certified by independent accountants (within the meaning of the Act and the Rules and Regulations), or (B) the Company's Form 10-K (or Form 10-KSB) for such fiscal year as filed with the Commission in accordance with the Exchange Act; (ii) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, either (A) similar balance sheets as of the end of such fiscal quarter and similar statements of operations, cash flows and changes in shareholders' equity for the fiscal quarter then ended, all in reasonable detail, and all certified by the Company's principal financial officer or the Company's principal accounting officer as having been prepared in accordance with generally accepted accounting principles, consistently applied, or (B) the Company's Form 10-Q (or Form 10-QSB) for such fiscal quarter as filed with the Commission in accordance with the Exchange Act; (iii) as soon as available, each report and each proxy or information statement furnished to or filed with the Commission, any securities exchange or the National Association of Securities Dealers, Inc. (the "NASD") and each report and financial statement furnished to the Company's shareholders generally; and (iv) any material reports filed by the Company in connection with the quotation of its Common Shares on The Nasdaq Stock Market or any listing on any stock exchange.

                  (h) Counsel for the Company, the Company's Accountants, the Selling Shareholders and the officers of the Company will respectively furnish the opinions, the letters and the certificates referred to in subsections (e), (f), (g), (h), (i) and (j) of Section 9 hereof, and, in the event that the Company shall file any amendment to the Registration Statement relating to the offering of the Shares or any amendment or supplement to the

         Prospectus relating to the offering of the Shares subsequent to the Effective Date, whether pursuant to subsection (c) of this Section 7 or otherwise, such counsel, such accountants, such shareholders and such officers will, at the time of such filing or at such subsequent time as you shall specify, respectively furnish to you such opinions, letters and certificates, each dated the date of its delivery, of the same nature as the opinions, letters and certificates referred to in subsections (e), (f), (g), (h), (i) and (j) of Section 9 hereof, as you may reasonably request.

                  (i) Prior to the expiration of the Option, the Company will not issue, directly or indirectly, without first consulting with you and Counsel for the Underwriters, any press release or other communication or hold any press conference with respect to the Company or its activities or the offering contemplated hereby.

                  (j) Except as described in the Prospectus or as contemplated by this Agreement, the Company and the Selling Shareholders shall not, without your prior written consent, sell, contract to sell or otherwise dispose of any Common Shares, or any securities convertible into Common Shares, for a period of 120 days after the Effective Date, other than the grant of options pursuant to the Stock Option Plan. In connection with the execution of this Agreement, the Company shall deliver to you the written agreement of each of the directors or executive officers of the Company who are not Selling Shareholders and of each Selling Shareholder to the effect that such person shall not, without your prior written consent, for a period of 120 days after the Effective Date, offer, sell, contract to sell, or grant any option to purchase or otherwise dispose of any Common Shares or any securities convertible into or exchangeable for Common Shares.

                  (k) The Company will not at any time, directly or indirectly, take any action designed to, which will constitute or which might reasonably be expected to cause or result in the stabilization of the price of the Shares to facilitate the sale or resale of the Shares.

                  (l) After the Closing Time and the Option Exercise Time, the Company and the Bank will be and remain in compliance with the financial record-keeping requirements and internal accounting control requirements of Section 13(b)(2) of the Exchange Act.

                  (m) The Company and the Bank will take such actions and furnish such information as reasonably requested by the Underwriters in order for the Underwriters to ensure compliance with the NASD's "Interpretation Relating to Free-Riding and Withholding."

                  (n) Not later than the 45th day following the end of the fiscal quarter first occurring after the first anniversary of the Effective Date, the Company will make generally available to its securities holders and deliver to you an earnings statement (which need not be audited) covering a period of at least 12 months beginning not earlier than the Effective Date, which shall satisfy the provisions of Section 11(a) of the Act and/or Rule 158 promulgated under the Act.

                  (o) The Company shall deliver to you a Power of Attorney for each Selling Shareholder, except John D. Kidd, and a Custody Agreement for each Selling Shareholder at or before the execution of this Agreement.

         8. Expenses. The Selling Shareholders will pay and bear all costs, fees, taxes and expenses incident to the performance of the obligations of the Company under this Agreement including, but not limited to: (a) costs incident to the preparation, printing and filing under the Act of each Preliminary Prospectus, the Prospectus, the Registration Statement and any amendments thereto, supplements thereof and exhibits thereto; (b) the costs of printing and distributing to the Underwriters and any Selected Dealers copies of any Preliminary Prospectus, the Prospectus, the Registration Statement and any amendment thereto or supplement thereof required by this Agreement or the Act;
(c) the costs of preparing, printing, mailing, delivering, filing and distributing preliminary and final Blue Sky memoranda, Underwriter's Questionnaires and Powers of Attorney, the Selected Dealer Agreement, this Agreement and all documents related thereto; (d) the filing fees of the Commission; (e) the costs of qualification or registration of the Shares in the jurisdictions referred to in Section 7(f) hereof, including the legal fees and expenses of Counsel for the Underwriters in connection therewith, not to exceed $5,000, and all filing fees in connection therewith; (f) the cost of preparation of all filings with the NASD and all filing fees in connection therewith; (g) fees and expenses of Counsel for the Company, the Company's Accountants and the Company's consultants; (h) fees and expenses of the Company's registrar and transfer agent, including the cost of supplying share certificates representing Common Shares; and (i) all costs and expenses incurred or to be incurred by the Company in connection with the transactions contemplated by this Agreement. If the Firm Shares are not sold to the Underwriters by reason of any failure, refusal or inability on the part of the Selling Shareholders to perform any agreement on their part to be performed hereunder or to fulfill any condition of the Underwriters' obligations hereunder, or if you shall terminate this Agreement pursuant to Section 11(a) hereof, the Selling Shareholders, jointly and severally, shall promptly reimburse you for all reasonable expenses actually incurred by you in contemplation of the performance by the Company of its obligations hereunder, including but not limited to the fees and disbursements of Counsel for the Underwriters, the Underwriters' reasonable printing and traveling expenses and postage, telegraph, telecopy and telephone charges relating directly to the offering contemplated by the Prospectus, and also including reasonable advertising expenses of the Underwriters incurred after the Effective Date, up to a maximum of $45,000.

         9. Conditions of the Underwriters' Obligations. The Underwriters' obligations hereunder to purchase and pay for the Shares are subject (as of the date hereof, the Closing Time and the Option Exercise Time) to the accuracy of and compliance with the representations and warranties of the Company herein and in each certificate and document contemplated under this Agreement to be delivered, to the performance by the Company of its covenants and agreements hereunder and under each such certificate and document, and to the following additional conditions:

                  (a)(i) The Registration Statement shall have become effective not later than 5:00 p.m., Cleveland time, on the date of this Agreement, or at such later time or on such later date as you may agree to in writing; (ii) if required, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b)(1) or (4) of the Rules and Regulations within the applicable time period prescribed for such filing thereunder and in accordance with the provisions of Section 7(b) hereof; (iii) at or prior to the Closing Time or the Option Exercise Time, as the case may be, no stop order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the Blue Sky laws of any jurisdiction shall have been issued and no proceeding for that purpose shall have been initiated or shall be threatened or contemplated by the Commission or the authorities of any such jurisdiction; (iv) any request for additional information on the part of the Commission or any such authorities shall have been complied with to the satisfaction of the Commission or such authorities and to the reasonable satisfaction of Counsel for the Underwriters; (v) the NASD, upon review of the terms of the public offering of Shares, shall not have objected to such offering, such terms, or the Underwriters' participation in the same; and (vi) after the date hereof, no amendment or supplement to the Registration Statement or the Prospectus shall have been filed without your prior consent.

                  (b) You shall not have advised the Company that the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, in your reasonable judgment after conferring with Counsel for the Underwriters, contains an untrue statement of a fact which is material or omits to state a fact which is material and is required to be stated therein or is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (c) Between the time of the execution and delivery of this Agreement and the Closing Time or the Option Exercise Time, as the case may be, there shall be no litigation instituted against the Company, any Subsidiary, any of their officers or directors or the Selling Shareholders, and between such dates there shall be no proceeding instituted or threatened against the Company, any Subsidiary, any of their officers or directors or the Selling Shareholders, before or by any federal, state, county or local commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would, in the judgment of the Underwriters, have a Material Adverse Effect or would materially and adversely affect the ability of the Company or the Selling Shareholders to perform their obligations under this Agreement.

                  (d) Each of the representations and warranties of the Company and the Selling Shareholders contained herein and in each certificate and document contemplated under this Agreement to be delivered shall be true and correct at the Closing Time and the Option Exercise Time as if made at the Closing Time or the Option Exercise Time, as the case may be, and all covenants and agreements contained herein, and in each such certificate and document, to be performed on the part of the Company and all conditions contained herein and in each such certificate and document to be fulfilled or complied with by the Company at or prior to the Closing Time or the Option Exercise Time, as the case may be, shall have been duly performed, fulfilled or complied with.

                  (e) At the Closing Time and the Option Exercise Time, Counsel for the Company shall furnish to you an opinion, in form and substance reasonably satisfactory to you and Counsel to the Underwriters, dated as of the date of its delivery, to the effect that:

                           (i) The Company is a corporation duly organized,
                  validly existing and in good standing under the laws of the State of Ohio. The Company has the power and authority (corporate, governmental, regulatory and otherwise) and has or will have all necessary Authorizations to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus, except where the failure to have any Authorization would not have a Material Adverse Effect. The Company is duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions (i) in which the nature of the activities conducted by the Company requires such qualification and (ii) in which the Company owns or leases real property, except where the failure to be so licensed or qualified would not have a Material Adverse Effect. The Subsidiaries are the only subsidiaries of the Company.

                           (ii) The Bank is a bank duly organized, validly
                  existing and in good standing under the laws of the State of Ohio. The deposit accounts of the Bank are insured up to applicable limits by the FDIC and, to the knowledge of such counsel, no proceedings for the termination or revocation of such insurance are pending or threatened. The Bank has the power and authority (corporate, governmental, regulatory and otherwise) and has or will have all necessary Authorizations to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus, except where the failure to have any Authorization would not have a Material Adverse Effect. The Bank is duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions
                  (i) in which the nature of the activities conducted by the Bank requires such qualification and (ii) in which the Bank owns or leases real property, except where the failure to be so licensed or qualified would not have a Material Adverse Effect.

                           (iii) The Company has the corporate power and
                  authority to enter into this Agreement and to consummate any other transaction contemplated by this Agreement.

                           (iv) This Agreement has been duly authorized by all
                  necessary
                  corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by you, is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, except as rights to indemnity and contribution hereunder may be limited by applicable law.

                           (v) To the knowledge of such counsel and except as
                  disclosed in the Prospectus, neither the Company nor the Bank is in material violation of any rule or regulation of the Federal Reserve, the Division or the FDIC which might have a Material Adverse Effect. To the knowledge of such counsel, neither the Company nor the Bank is subject to any written directive from the Federal Reserve, the Division or the FDIC to make any material change in the method of conducting its business or affairs. Except as set forth or incorporated by reference in the Prospectus, to the knowledge of such counsel, there is not pending or threatened any litigation, charge, investigation, action, suit or other proceeding before or by any court, regulatory authority or governmental agency or body which would affect the performance of the terms and conditions of this Agreement or the consummation of the transactions contemplated hereby or which would have a Material Adverse Effect.

                           (vi) The authorized capital stock of the Company is
                  as set forth or incorporated by reference in the Prospectus. The issued and outstanding Common Shares have been duly authorized and validly issued, are fully paid and nonassessable, and have not been issued in violation of any preemptive right.

                           (vii) The issued and outstanding shares of capital
                  stock of the Bank have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company free and clear of any liens, charges, encumbrances or restrictions, except as set forth or incorporated by reference in the Prospectus.

                           (viii) To such counsel's knowledge, no holders of
                  Common Shares or other securities of the Company have registration rights with respect to securities of the Company because of the filing or effectiveness of the Registration Statement.

                           (ix) The terms and provisions of the Common Shares
                  and the Shares conform in all material respects to the description thereof contained or incorporated by reference in the Registration Statement and Prospectus, and the forms of certificates evidencing the Common Shares and the Shares comply with the Ohio General Corporation Law.

                           (x) The execution and delivery of this Agreement and
                  the consummation of the transactions herein contemplated did not and will not (A) violate or conflict with the respective Articles of Incorporation or the Code of Regulations of the Company or the Bank, (B) violate, conflict with or constitute a breach of, or a default (or an event which, with notice or lapse of time, or both, would constitute a default) under any agreement, indenture or other instrument to which the Company or the Bank is a party, (C) result in a breach or violation of any of the terms and provisions of, or constitute a default (or give rise to a state of facts which, with notice or lapse of time, or both, would constitute a default) under or result in the creation or imposition of any lien, charge or encumbrance upon the assets or properties of the Company or the Bank, pursuant to any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, letter of credit agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to such counsel to which the Company or the Bank is a party or by which the Company, the Bank or any of their respective properties are bound, or (D) violate or conflict with any governmental license or permit known to such counsel, or any law, administrative regulation or authorization, or any approval, court decree, injunction or order known to such counsel; except such breaches, violations or defaults as would not have a Material Adverse Effect; provided, however, that no opinion need be rendered concerning state securities or Blue Sky laws.

                           (xi) The Registration Statement has become effective
                  under the Act and (A) to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, (B) no proceedings for that purpose have been instituted or, to such counsel's knowledge, are pending or threatened under the Act, and (C) all filings required by Rule 424 and, if applicable, Rule 430A, of the Rules and Regulations have been made.

                           (xii) Each of the Registration Statement and the
                  Prospectus, and each amendment or supplement thereto (other than the financial statements, financial data and supporting schedules included in such Registration Statement or Prospectus, as to which such counsel need express no opinion), as of the effective date of the Registration Statement, complied as to form with the requirements of the Act and the applicable Rules and Regulations, and all written decisions and orders of the Commission, as the case may be (except as to information with respect to the Underwriters and except as to financial statements, notes to financial statements, financial tables and other financial and statistical data included therein, as to which no opinion need be expressed). To the knowledge of such counsel, all documents and exhibits required to be filed with the Registration Statement (in each case as amended or supplemented, if so amended or supplemented) have been so filed. The description in the Registration Statement of such documents and exhibits is accurate in all material respects and presents fairly the information required to be shown. To the knowledge of such counsel, there are no contracts or other documents of a character required to be described in the Registration Statement or the Prospectus which are not described. There are no statutes or regulations applicable to the Company or any Subsidiary of a character required to be disclosed in the Registration Statement or the Prospectus which have not been so disclosed and properly described therein. To the knowledge of such counsel, there are no certificates, permits or other authorizations from governmental regulatory officials or bodies required to be obtained or maintained by, or legal or governmental proceedings, past, pending or threatened, against the Company or any Subsidiary of a character required to be disclosed in the Registration Statement or the Prospectus which have not been so disclosed and properly described therein. The Company complies with the conditions permitting its use of Form S-3

                           (xiii) Each document filed pursuant to the Exchange
                  Act and incorporated by reference in the Prospectus, when so filed, complied as to form, in all material respects, with the Exchange Act and the applicable rules and regulations thereunder.

                           (xiv) The description of contracts or other documents
                  in the Registration Statement and the Prospectus are accurate in all material respects and fairly present the information required by the Act or the Rules and Regulations to be presented. To such counsel's knowledge, there are no contracts or other documents of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement that are not described or referred to therein and filed as required.

                           (xv) No approval of any regulatory, supervisory or
                  other public authority is required in connection with the execution and delivery of this Agreement, except (i) the declaration of effectiveness of the Registration Statement and any required post-effective amendment to the Registration Statement by the Commission, (ii) as may be otherwise required under the securities laws of various jurisdictions, and (iii) as may be required under the rules and regulations of the NASD.

                           (xvi) The statements in the Prospectus under the
                  captions "RISK FACTORS - Control by Management; Anti-Takeover Provisions," and "RISK FACTORS - Holding Company Structure; Government Regulations and Policies," insofar as they refer to statements of law or legal conclusions, have been prepared or reviewed by such counsel and are correct in all material respects.

                           (xvii) Neither the Company nor any Subsidiary is an
                  "investment company" as defined in Section 3(a) of the Investment Company Act and, if the Company and the Subsidiaries conduct their respective businesses as set forth in the Registration Statement and the Prospectus, none will become an "investment company" or be required to register under the Investment Company Act.

                           (xviii) All issuances and sales by the Company of its
                  securities during the past three years were either (a) registered under the Act or (b) exempt from registration under the Act and, to such counsel's knowledge, otherwise complied in all respects with the provisions of all applicable federal and state securities laws.

                           (xix) This Agreement has been duly authorized,
                  executed and delivered by or on behalf of each Selling Shareholder. The Agent and the Custodian for the Selling Shareholders has been duly and validly authorized to carry out all transactions contemplated herein on behalf of the Selling Shareholders. The performance of this Agreement and the consummation of the transactions herein contemplated by the Selling Shareholders will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which any of the Selling Shareholders is known by such counsel to be a party or to be bound or to which any of the property of the Selling Shareholders is known by such counsel to be subject, or violate any order, rule or regulation of any court or governmental agency or body having effect on the date of such opinion and known by such counsel as having jurisdiction over any of the Selling Shareholders or any of their properties. To such counsel's knowledge, no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the sale of Shares hereunder, except such as have been obtained under the Act and such as may be required under applicable Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters and the clearance of such offering with the NASD.

                           (xx) Each of the Selling Shareholders has full right,
                  power and authority to enter into this Agreement, to execute the Power of Attorney and the Custody Agreement and to sell, transfer and deliver the Shares to be sold at the Closing Time by such Selling Shareholder hereunder and, to the knowledge of such counsel, good title to such Shares so sold, free and clear of all voting trust or buy-sell arrangements, liens, encumbrances, equities, claims, restrictions and community property rights whatsoever, has been transferred to the Underwriter who has purchased such Shares hereunder.

                           (xxi) This Agreement is a legal, valid and binding
                  agreement of each of the Selling Shareholders, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, except as rights to indemnity and contribution hereunder may be limited by applicable law.

                           (xxii) Such counsel has participated in the
                  preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof (including review and discussion of the contents of all documents incorporated by reference therein), and nothing has come to the attention of such counsel that has caused them to believe that the Registration Statement (including the documents incorporated by reference therein) at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Prospectus, as of its date and as of the Closing Date or the Option Exercise Time, as the case may be, or any supplement to the Prospectus, as of its respective date, and as of the Closing Date or the Option Exercise Time, as the case may be, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Prospectus, or any document incorporated by reference therein).

         In rendering the opinions and confirmations set forth above, such counsel may rely (as to matters of fact) upon certificates of the Selling Shareholders and responsible officers of the Company and of the transfer agent and certificates of public officials, provided copies of such certificates are delivered to the Underwriters. In such opinions, references to "knowledge," "conferences," "investigations" or "document review" may refer to the actual knowledge (or knowledge based on certificates) and conscious awareness of facts or other information of the individual lawyers who were actively involved in the transactions contemplated in this Agreement and in the preparation of the documents involved and the opinion letters.

                  (f) Concurrently with the execution and delivery of this Agreement and at the Closing Time and at the Option Exercise Time, the Company's accountants shall have furnished to you a letter, dated as of the date of its delivery, addressed to you and in form and substance reasonably satisfactory to you, to the effect that:

                           (i) Such accountants are independent certified public
                  accountants with respect to the Company as required by the Act and the Rules and Regulations.

                           (ii) In their opinion, the financial statements and
                  schedules and notes examined by them and included or incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations with respect to registration statements on Form S-3.

                           (iii) On the basis of inquiries and procedures
                  conducted by them, including a reading of the latest available unaudited interim financial statements of the Company, inquiries of officials of the Company and the Bank responsible for operational, financial and accounting matters, a reading of the minute books of the Company and the Bank, a reading of the latest available interim unaudited consolidated financial statements of the Company and the Bank (with an indication of the date thereof) and other specified procedures and inquiries, nothing has come to their attention that caused them to believe that (A) the historical amounts in "Selected Consolidated Financial Information" included in the Registration Statement do not agree with or are not derivable from corresponding amounts in the consolidated financial statements from which such amounts were derived; (B) the unaudited financial statements of the Company set forth or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis consistent with that of the audited financial statements; and (C) during the period April 1, 1998, to a specified date no more than five days prior to the date thereof, in the case of the first letter, and not more than two business days prior to the date thereof in the case of any subsequent letters, there was any change in the capital stock or debt (other than normal payments) of the Company and the Bank on a consolidated basis, or any decrease in the shareholders' equity of the Company and the Bank on a consolidated basis, each as compared with the amounts shown in the balance sheet as of March 31, 1998, included in the Registration Statement or incorporated by reference therein or any decrease from March 31, 1998, to the specified date, on a proportional basis with the corresponding period for the preceding year, in revenues, net income and net income per share of the Company and the Bank on a consolidated basis, except in all instances for changes, decreases or increases which the Registration Statement and the Prospectus disclose have occurred or may occur and except for such other changes, decreases or increases which you shall in your sole discretion accept.

                           (iv) In addition to their examination referred to in
                  their reports included in the Registration Statement and the Prospectus and the inquiries and limited procedures referred to in clause (iii) above, they have performed other procedures, not constituting an audit, with respect to certain numerical data and financial information appearing in the Registration Statement and the Prospectus, requested by you and specified in such letter and have compared such data and information with the accounting records of the Company and found them to be in agreement.

                  (g) At the Closing Time and at the Option Exercise Time, there shall be furnished to you, on behalf of the Company, a certificate, dated the date of its delivery, signed by both the chief executive officer and the chief financial officer of the Company, in form and substance reasonably satisfactory to you, to the effect that:

                           (i) Each signer of such certificate has carefully
                  examined the Registration Statement and the Prospectus and the documents incorporated by reference therein and (A) to his knowledge, as of the date of such certificate and as of the Effective Date, the statements in the Registration Statement and the Prospectus and the documents incorporated by reference therein are and were true and correct in all material respects, and neither the Registration Statement nor the Prospectus nor such document incorporated by reference omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;
                  (B) since the Effective Date, no event has occurred of which he has knowledge and which was required by the Act or the Rules and Regulations to be set forth in a supplement to or amendment of the Prospectus but which has not been so set forth; and (C) since the dates as of which and the periods for which information is given in the Registration Statement and the Prospectus, there has not been to his knowledge any change which would have a Material Adverse Effect, other than changes which the Registration Statement and the Prospectus specifically disclose have occurred or may occur subsequent to the Effective Date.

                           (ii) No stop order suspending the effectiveness of
                  the Registration Statement has been issued, and no proceedings for such purpose have been commenced or are, to the knowledge of each signer of such certificate, threatened or contemplated by the Commission.

                           (iii) The Company has not received notice that any
                  stop order suspending the qualification by registration of any of the Shares under the Blue Sky laws of any jurisdiction has been issued, or that any proceedings for such purpose have been commenced, and, to the knowledge of each signer of such certificate, no such proceedings are threatened or contemplated by any jurisdiction.

                           (iv) Each of the representations and warranties of
                  the Company contained in this Agreement and in each certificate and document contemplated under this Agreement to be delivered to you was, when originally made and is, at the time such certificate is dated, true and correct.

                           (v) Each of the covenants required herein to be
                  performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the date of such certificate has been duly, timely and fully complied with by the Company.

                  (h) The Company shall have furnished to you such certificates, in addition to those specifically mentioned herein, as you may have reasonably requested in a timely manner as to (i) the accuracy and completeness, at the Closing Time and the Option Exercise Time, of any statement in the Registration Statement or the Prospectus, (ii) the accuracy, at the Closing Time and the Option Exercise Time, of the representations and warranties of the Company herein and in each certificate and document contemplated under this Agreement to be delivered to you, (iii) the performance by the Company of its obligations hereunder and under each such certificate and document, and (iv) the fulfillment of the conditions concurrent and precedent to your obligations hereunder.

                  (i) At the Closing Time, there shall be furnished to you certificates, dated the date of their delivery, from and signed by each of the Selling Shareholders, in form and substance reasonably satisfactory to you, to the effect that:

                           (i) Each of the representations and warranties of each such Selling Shareholder contained in this Agreement, and in each certificate and document contemplated under this Agreement to be delivered to you, was, when originally made, and is, at the time such certificate is dated, true and correct.

                           (ii) Each of the covenants required herein, or in the Power of Attorney and the Custody Agreement, to be performed by each such Selling Shareholder on or prior to the date of such certificate has been duly, timely and fully performed, and each condition herein required, or required in the Power of Attorney and the Custody Agreement, to be complied with by each such Selling Shareholder on or prior to the date of such certificate has been duly, timely and fully complied with by such Selling Shareholder.

                  (j) The executive officers and directors of the Company and the Selling Shareholders shall have entered into agreements with the Underwriters and the Company to the effect that they will not sell, contract to sell or otherwise dispose of any Common Shares or any securities convertible into Common Shares for a period of 120 days after the Effective Date, except with the prior written consent of the Company and the Underwriters.

                  (k) Except as contemplated by the Registration Statement and the Prospectus, since the date hereof there shall not have been any change in the capitalization of the Company or any change which would have a Material Adverse Effect, arising for any reason whatsoever.

                  (l) All corporate proceedings and other legal matters relating to the sale and transfer of the Shares, this Agreement, the Registration Statement, the Prospectus and other related matters shall be reasonably satisfactory in all material respects to Counsel for the Underwriters, who shall have furnished to you, at the Closing Time and Option Exercise Time, such opinion, in form and substance reasonably satisfactory to you, with respect to the sufficiency of the aforementioned corporate proceedings and other legal matters as you may reasonably require.

                  (m) Counsel for the Underwriters shall have been furnished such documents as they reasonably may require for the purpose of enabling them to review or pass upon the matters required by the Underwriters and for the purpose of evidencing the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained, including, but not limited to, resolutions of the Board of Directors of the Company regarding the authorization of this Agreement and the transactions contemplated hereby.

                  (n) Prior to and at the Closing Time and the Option Exercise Time, in the reasonable opinion of the Underwriters: (i) there shall have been no material adverse change in the financial or other condition of the Company and the Bank, taken as a whole, from that as of the latest date as of which such condition is set forth or incorporated by reference in the Prospectus; (ii) there shall have been no material transaction entered into by the Company or any Subsidiary, from the latest date as of which the financial condition of the Company or the Bank is set forth or incorporated by reference in the Prospectus, other than transactions referred to or contemplated therein and transactions in the ordinary course of business; (iii) neither the Company nor the Bank shall have received from the Federal Reserve, the Division or FDIC any direction (oral or written) to make any material change in the method of conducting their respective businesses which would have a Material Adverse Effect; (iv) no action, suit or other proceeding, at law or in equity, or before or by any federal or state commission, board or other administrative agency, or before any arbitrator or arbitrators, shall be pending or threatened against the Company or any Subsidiary or affecting any of their respective assets wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect (provided that for this Section 9(n), the Underwriters shall not regard any proceeding to be "threatened" unless a potential party has manifested to the management of the Company or the Bank or to Counsel for the Company a present intention to initiate a proceeding); and (v) the Shares shall have been qualified or registered for offering and sale (or exempt from such requirements) by the Company under the securities or Blue Sky laws of each jurisdiction upon which the Underwriters and the Company shall have agreed.

                  (o) The Company shall have furnished to you a certificate dated at the Effective Date, signed by both the chief executive officer and the chief financial officer of the Company, in form and substance reasonably satisfactory to you, to the effect that the Company continues to expect that net income after taxes for the year ending December 31, 1998 will be at least $1.20 per share.

         All of the opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to Counsel for the Underwriters. You reserve the right to waive any condition hereinabove set forth. If any condition of the Underwriters' obligations hereunder to be satisfied prior to the Closing Time or the Option Exercise Time is not so satisfied, this Agreement may be terminated by you prior to the Closing Time or the Option Exercise Time, as applicable, by notice in writing or by telegram confirmed in writing to the Company.

         10. Indemnification and Contribution.

                  (a) The Company agrees to indemnify and hold harmless each of the Underwriters and each person who controls any of the Underwriters within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities or actions, joint or several (including any investigation, legal or other expense reasonably incurred in connection with, and any amount paid in settlement of, any commenced or threatened action, suit or proceeding or any claim asserted), to which any of the Underwriters or any such controlling person may become subject under the Act, the Exchange Act or otherwise, but only insofar as such losses, claims, damages, liabilities or actions arise out of, or are based upon:

                           (i) any misrepresentation by the Company or a Selling
                  Shareholder in this Agreement, including, but not limited to, the breach of, or any inaccuracy in, the representations and warranties of the Company or the Selling Shareholders contained in this Agreement or any certificate or other document contemplated by this Agreement or any failure of the Company or the Selling Shareholders to perform their obligations and covenants under this Agreement; or

                           (ii) any untrue statement or alleged untrue statement
                  of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, any document incorporated by reference therein or any amendment thereof or supplement thereto or in any application or other document executed by the Company or a Selling Shareholder based upon written information furnished by or on behalf of the Company or a Selling Shareholder and filed in any jurisdiction in order to register or qualify the Shares under the securities laws thereof or filed with the Commission, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this Section 10(a) shall not extend to any Underwriter in respect of any such losses, claims, damages, liabilities or actions arising out of, or based upon, any such untrue statement or alleged untrue statement or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished in writing to the Company through you or on behalf of you specifically for use in connection with the preparation of the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment thereof or supplement thereto and, provided further, that the indemnity agreement provided in this Section 10(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected has not been sent or given to such person within the time required by the Act and the Rules and Regulations thereunder, unless such failure is the result of noncompliance by the Company with Section 6(a) hereof. The Company agrees to pay any legal and other expenses for which it is liable under this subsection (a) from time to time (but not more frequently than monthly) within 30 days after its receipt of a bill therefor.

                  (b) Each Selling Shareholder agrees, subject to the limitations set forth in the following paragraph, jointly and severally, to indemnify and hold harmless each of the Underwriters and each person who controls any of the Underwriters within the meaning of
         Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities or actions, joint or several (including any investigation, legal or other expense reasonably incurred in connection with, and any amount paid in settlement of, any commenced or threatened action, suit or proceeding or any claim asserted), to which any of the Underwriters or any such controlling person may become subject under the Act, the Exchange Act or otherwise, but only insofar as such losses, claims, damages, liabilities or actions arise out of, or are based upon:

                           (i) any misrepresentation by the Company or a Selling
                  Shareholder in this Agreement, including, but not limited to, the breach of, or any inaccuracy in, the representations and warranties of the Company or the Selling Shareholders contained in this Agreement or any certificate or other document contemplated by this Agreement or any failure of the Company or the Selling Shareholders to perform their obligations and covenants under this Agreement; or

                           (ii) any untrue statement or alleged untrue statement
                  of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, any document incorporated by reference therein or any amendment thereof or supplement thereto or in any application or other document executed by the Company or a Selling Shareholder based upon written information furnished by or on behalf of the Company or a Selling Shareholder and filed in any jurisdiction in order to register or qualify the Shares under the securities laws thereof or filed with the Commission, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this Section 10(b) shall not extend to any Underwriter in respect of any such losses, claims, damages, liabilities or actions arising out of, or based upon, any such untrue statement or alleged untrue statement or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished in writing to the Company through you or on behalf of you specifically for use in connection with the preparation of the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment thereof or supplement thereto and, provided further, that the indemnity agreement provided in this Section 10(b) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected has not been sent or given to such person within the time required by the At and the Rules and Regulations thereunder, unless such failure is the result of noncompliance by the Company with Section 6(a) hereof. The Selling Shareholders agree to pay any legal and other expenses for which they are liable under this subsection
                  (b) from time to time (but not more frequently than monthly) within 30 days after their receipt of a bill therefor.

                  (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who shall have signed the Registration Statement, each of the Selling Shareholders and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act
         (i) to the same extent as the foregoing indemnity from the Company and the Selling Shareholders to each Underwriter, but in each case to the extent, and only to the extent, that any statement in or omission from or alleged omission from the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto was made in reliance upon information furnished in writing to the Company by such Underwriter specifically for use in connection with the preparation of the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, and (ii) to the extent any such loss, claim, damage, liability or action arises out of, or is based upon, a failure or alleged failure of such Underwriter to deliver the Prospectus as required by applicable laws. Each Underwriter agrees, severally and not jointly, to pay any legal and other expenses for which it is liable under this subsection (c) from time to time (but not more frequently than monthly) within 30 days after receipt of a bill therefor.

                  (d) If any action is brought against a person entitled to indemnification pursuant to the foregoing subsection (a), (b) or (c) (an "indemnified party") in respect of which indemnity may be sought against a person granting indemnification (an "indemnifying party") pursuant to such subsections, such indemnified party shall promptly notify such indemnifying party in writing of the commencement thereof; provided, however, that the omission so to notify the indemnifying party of any such action shall not release the indemnifying party from any liability it may have to such indemnified party otherwise than on account of the indemnity agreement contained in subsection (a), (b) or (c) of this Section 10. In case any such action is brought against an indemnified party and the indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party against which a claim is to be made will be entitled to participate therein at its own expense and, to the extent that it may wish, to assume at its own expense the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that (i) if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded based upon the written advice of counsel that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel reasonably satisfactory to the indemnifying party to assume such legal defenses and otherwise to participate in the defense of such action on behalf of such indemnified party or parties; and (ii) in any event, the indemnified party shall be entitled to have counsel chosen by such indemnified party participate in, but not conduct, the defense. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (A) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with proviso (i) to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel); (B) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action; or (C) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. An indemnifying party shall not be liable for any settlement of any action or proceeding effected without its written consent.

                  (e) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in subsection (a), (b) or (c) of this Section 10 is unavailable in accordance with its terms, the Company and the Selling Shareholders and, subject to the limitations set forth below, each of the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities, of the nature contemplated by said indemnity agreement (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered any contribution received by such party from persons, other than any Underwriter, who may also be liable for contribution, including persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement, directors of the Company and the Selling Shareholders) incurred by the Company, the Selling Shareholders and the Underwriters, in such proportions as are applicable to reflect the relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, from the offering of Shares; provided, however, that if such allocation is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection
         (d) of this Section 10, then the relative fault of the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages and liabilities and other relevant equitable considerations will be considered together with such relative benefits. The relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in such proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bears to the total underwriting discount received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus and in the notes thereto. The relative fault of the Company and the Selling Shareholders, on the one hand, and of the Underwriters, on the other, shall be determined by reference to, among other things, whether in the case of an untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, such statement or omission relates to information supplied by the Company, the Selling Shareholders or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro-rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this subsection (e). The amount paid or payable by the indemnified party as a result of the losses, claims, damages or liabilities referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against or appearing as a third party witness in any such action or claim. Notwithstanding the provisions of this subsection (e), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares purchased by it were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and (ii) no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Act shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this subsection
         (e), each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 10(e), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought or they may have under this Section 10(e) or otherwise. No party shall be liable for contribution for any settlement of any action or claim effected without its written consent.

                  (f) The respective indemnity and contribution agreements by the Underwriters, the Selling Shareholders and the Company contained in subsections (a), (b), (c), (d) and (e) of this Section 10, and the respective covenants, representations and warranties of the Company or the Selling Shareholders in Sections 2, 3, 4, 5, 6, 7 and 8 hereof shall remain operative and in full force and effect regardless of (i) any investigation made by any Underwriter, on its behalf or by or on behalf of any person who controls such Underwriter, of the Company or any controlling person of the Company, any director or officer of the Company or any Selling Shareholder, (ii) acceptance of any of the Shares and payment therefor, or (iii) with respect to Section 8 and this Section 10 only, any termination of this Agreement, and shall survive the delivery of the Shares, and any successor of any Underwriter or the Company, or of any person who controls any Underwriter or the Company, or of any Selling Shareholder, as the case may be, shall be entitled to the benefit of such respective indemnity and contribution agreements. The respective indemnity and contribution agreements by the Underwriters, the Company and the Selling Shareholders contained in subsections (a), (b), (c) and (d) of this
         Section 10 shall be in addition to any liability which the Underwriters, the Company and the Selling Shareholders may otherwise have to the other.

         11. Defaulting Underwriters.

                  (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at the Closing Time or the Option Exercise Time, as the case may be, the Representatives may in their discretion arrange for the Representatives or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Shares, then the Selling Shareholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Custodian that they have so arranged for the purchase of such Shares, or the Custodian notifies the Representatives that the Selling Shareholders have so arranged for the purchase of such Shares, the Representatives or the Selling Shareholders shall have the right to postpone either the Closing Time or the Option Exercise Time, as the case may be, for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendment to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this

         Agreement with respect to such Shares.

                  (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed 10% of the aggregate number of all the Shares to be purchased at either the Closing Time or the Option Exercise Time, as the case may be, then the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at either the Closing Time or the Option Exercise Time, as the case may be, and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds 10% of the aggregate number of all the Shares to be purchased at, or if the Selling Shareholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters at either the Closing Time or the Option Exercise Time, as the case may be, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Selling Shareholders, except for the expenses to be borne by the Selling Shareholders and the Underwriters as provided in Section 8 hereof and the indemnity and contribution agreements in Section 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         12. Termination. This Agreement (except for the provisions of Sections 8 and 10 hereof) may be terminated by you, by notice to the Company on or after the Effective Date and prior to the Closing Time or the Option Exercise Time, if at any time during that period any of the following has occurred:

                  (a) Any of the conditions specified in Section 9 hereof shall not have been fulfilled when and as required by this Agreement to be fulfilled or any of the covenants, representations or warranties contained herein or in any certificate or document contemplated under this Agreement to be delivered to you shall not have been satisfied or fulfilled within the respective times herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by you in writing;

                  (b) Except as disclosed in or contemplated by the Prospectus, since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition (financial or otherwise) assets, business, properties, prospects or results of operations of the Company and the Bank taken as a whole, whether or not arising in the ordinary course of business;

                  (c) Any outbreak of hostilities or escalation in existing hostilities anywhere in the world or other national or international calamity or crisis or change in economic or political conditions, if the effect of such outbreak, escalation, calamity, crisis or change on the financial markets in the United States would, in your reasonable judgment, make it impracticable to offer for sale or to enforce contracts made by the Underwriters for the resale of the Shares agreed to be purchased hereunder;

                  (d) Any general suspension of trading in securities on the New York Stock Exchange, the American Stock Exchange or The Nasdaq Stock Market or any general limitation on prices for such trading or any general restrictions on the distribution of securities, all to such a degree as would, in your reasonable judgment, materially adversely affect the market for the Shares; or

                  (e) A banking moratorium shall have been declared by federal, Ohio or New York State authorities.

In addition, you may terminate this Agreement by giving notice of a material breach by the Company or any Selling Shareholder of this Agreement at any time after this Agreement becomes effective. This Agreement may also be terminated as provided in Section 9 and Section 11, however, certain terminations of this Agreement require payments by the Selling Shareholders to the Underwriters as provided in Section 8.

         13. Notice. Except as otherwise expressly provided in this Agreement,
(a) whenever advice or a notice, objection, designation, request or report is given or is required by the provisions of this Agreement to be given to the Company, such advice, notice, objection, designation, request or report shall be in writing or by telegraph confirmed in writing, addressed to the Company and delivered to Oak Hill Financial, Inc., 14621 State Route 93, Jackson, Ohio 45640, Attention: John D. Kidd, President, with a copy to Porter, Wright, Morris & Arthur, 41 South High Street, Columbus, Ohio 43215, Attention: H. Grant Stephenson, Esq.; and (b) whenever advice or a notice, objection, designation, request or report is given or is required by the provisions of this Agreement to be given to the Selling Shareholders, such advice, notice, objection, designation, request or report shall be in writing or by telegraph confirmed in writing, addressed to the Agent of the Selling Shareholder, Oak Hill Financial, Inc., 14621 State Route 93, Jackson, Ohio 45640, Attention: John D. Kidd; and
(c) whenever advice or a notice, objection, designation, request or report is given or is required by the provisions of this Agreement to be given to you, such advice, notice, objection, designation, request or report shall be in writing, addressed to McDonald & Company Securities, Inc., McDonald Investment Center, 800 Superior Avenue, Cleveland, Ohio 44114-2603, Attention: Charles R. Crowley, with a copy to Vorys, Sater, Seymour and Pease LLP, Suite 2100, Atrium Two, 221 East Fourth Street, Cincinnati, Ohio 45202, Attention: Terri Reyering Abare, Esq., or at such other address as a party hereto may give notice in accordance herewith.

         14. Survival of Agreements, Representations and Indemnities. The respective indemnities and contribution agreements of the Company, the Selling Shareholders and the Underwriters, the representation and warranties of the Company and the Selling Shareholders and the agreements in Sections 8, 10 and 12 set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of the Underwriters or the Company, any Selling Shareholder or any controlling person or indemnified party referred to in Section 10 of this Agreement, and shall survive any termination of this Agreement and/or the delivery of and payment for the Shares.

         15. Miscellaneous.

                  (a) This Agreement is made solely for the benefit of the Underwriters, the Company, the Company's directors, the Company's officers who shall have signed the Registration Statement, the Selling Shareholders and any controlling person referred to in Section 10 hereof, and their respective successors and assigns, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement. The term "successor" or the term "successors and assigns" as used in this Agreement shall not include any buyer, as such, of any of the Shares from any Underwriter.

                  (b) The information in the Prospectus under the caption "UNDERWRITING" shall constitute the only information furnished in writing by or on behalf of the Underwriters for use in connection with the preparation of the Registration Statement as originally filed or in any amendment thereto, any Preliminary Prospectus or the Prospectus, as the case may be.

                  (c) This Agreement shall supersede any agreement or understanding, oral or in writing, express or implied, between the Company and you relating to the sale of any of the Shares.

                  (d) No change, amendment or supplement to, or waiver of, this Agreement or any term, provision or condition contained herein, shall be valid or of any effect unless in writing and signed by the party against whom such is asserted.

                  (e) This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio applicable to contracts made and to be performed therein without giving effect to the principles of conflicts of law thereof.

                  (f) This Agreement may be signed in two or more counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement.

                  (g) In the event that any term, provision or covenant of this Agreement or the application thereof to any circumstance or situation shall be invalid or unenforceable, in whole or in part, the remainder hereof and the application of such term, provision or covenant to any other circumstance or situation shall not be affected thereby, and each term, provision or covenant of this Agreement shall be valid and enforceable to the full extent permitted by law.

                  (h) This Agreement will inure solely to the benefit of and be binding upon the parties hereto and the officers and directors and controlling persons referred to in Section 10 hereof and their respective successors, assigns, heirs, executors and administrators, and no other persons will have any right or obligation hereunder.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed copies hereof, whereupon it will be a binding agreement by and between the Company and you in accordance with its term.

                                          Very truly yours,

                                          OAK HILL FINANCIAL, INC.

                                          By:
                                              ------------------------------
                                              John D. Kidd, President


                                          SELLING SHAREHOLDERS:

                                          EVAN E. DAVIS

                                          By:
                                              ------------------------------

                                          JOHN D. KIDD

                                          By:
                                              ------------------------------

                                          RICHARD P. LEGRAND

                                          By:
                                              ------------------------------

                                          DONNA J. LLOYD

                                          By:
                                              ------------------------------


Accepted as of the date first above
written:

McDONALD & COMPANY SECURITIES, INC.
Acting on behalf of itself and as
Representative of the several Underwriters named in Schedule B hereto.

By:
    --------------------------------------
    Charles R. Crowley, Managing Director

ADVEST, INC.
Acting on behalf of itself and as
Representative of the several Underwriters named in Schedule B hereto.

By:
    --------------------------------------

                                   SCHEDULE A


              Common Shares to be Sold by the Selling Shareholders


Selling Shareholder            Number of Firm Shares     Number of Option Shares
-------------------            ---------------------     -----------------------

Evan E. Davis                         560,000                     86,625
John D. Kidd                          270,600                     44,625
Richard P. LeGrand                     25,200                         --
Donna J. Lloyd                         19,200                         --
                                      -------                    -------



Total:                                875,000                    131,250
                                      =======                    =======

                                   SCHEDULE B


                Common Shares to be Purchased by the Underwriters



Underwriter                                             Number of Firm Shares
-----------                                             ---------------------

McDonald & Company Securities, Inc.

Advest, Inc.

Total:                                                         875,000
                                                               =======